Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.02

© 2022 Tonix Pharmaceuticals Holding Corp. INVESTOR PRESENTATION NASDAQ: TNXP Version P0382 October 3, 2022 (Doc 1107)

2 © 2022 Tonix Pharmaceuticals Holding Corp. Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others. These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements. These factors include, but are not limited to, the risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; delays and uncertainties caused by the global COVID - 19 pandemic; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2022, and periodic reports and current reports filed with the SEC on or after the date thereof. All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements.

3 © 2022 Tonix Pharmaceuticals Holding Corp. Tonix Pharmaceuticals is committed to improving population health by inventing and developing innovative therapies and vaccines, through broad in - house capabilities and creative collaborations, to help address important unmet needs. What We Do OUR MISSION OUR VISION Tonix Pharmaceuticals strives to be a leader in providing novel drug therapies and vaccines to improve population health around the world.

4 © 2022 Tonix Pharmaceuticals Holding Corp. Milestones: Recently Completed and Upcoming* Expected Clinical Trial Initiations □ 4 th Quarter 2022 Phase 2 study start of TNX - 102 SL for the treatment of PTSD in Kenya □ 4 th Quarter 2022 Phase 2 study start of TNX - 1900 for the treatment of migraine □ 1 st Quarter 2023 Phase 2 study start of TNX - 1300 for the treatment of cocaine intoxication □ 1 st Quarter 2023 Phase 2 study start of TNX - 601 ER for the treatment of major depressive disorder □ 1 st Half 2023 Phase 1 study start of TNX - 1500 for prevention of allograft rejection □ 1 st Half 2023 Phase 1 study start of TNX - 801 for prevention of monkeypox and smallpox in Kenya * We cannot predict whether the global COVID - 19 pandemic will impact the timing of these milestones. □ 1 st Quarter 2022 Topline data from Phase 3 RALLY study of TNX - 102 SL for the management of fibromyalgia □ 2 nd Quarter 2022 Phase 3 RESILIENT study start of TNX - 102 SL for the management of fibromyalgia □ 3rd Quarter 2022 Phase 2 PREVAIL study start of TNX - 102 SL for the treatment of Long COVID x x x Expected Data □ 2 nd Quarter 2023 Interim analysis results of Phase 3 RESILIENT study of TNX - 102 SL in fibromyalgia □ 1 st Half 2023 Interim analysis results of Phase 2 PREVAIL study of TNX - 102 SL in Long COVID

CNS PORTFOLIO

Pipeline
Central Nervous System (CNS) Portfolio

CANDIDATES*	INDICATION	STATUS / NEXT MILESTONE
TNX-102 SL[1]	Fibromyalgia (FM) Posttraumatic Stress Disorder (PTSD) Long COVID (PASC[2])	Mid-Phase 3 Phase 2, Targeted 4Q 2022 Start Phase 2
TNX-1300[3]	Cocaine Intoxication *FDA Breakthrough Designation*	Mid-Phase 2, Targeted 1Q 2023 Start
TNX-1900[4]	Migraine, Craniofacial Pain and Binge Eating Disorder	Phase 2, Targeted 4Q 2022 Start[5]
TNX-601 ER	Depression, PTSD, Neurocognitive Disorder from Steroids	Phase 2, Targeted 1Q 2023 Start[6]
TNX-1600[7]	Depression, PTSD and ADHD	Preclinical

**All of Tonix's product candidates are investigational new drugs or biologics and have not been approved for any indication.*

[1]TNX-102 SL (cyclobenzaprine HCl sublingual tablets) is also in development for Agitation in Alzheimer's Disease (AAD) and Alcohol Use Disorder (AUD). Both indications are Phase 2 ready.
[2]Post-Acute Sequelae of COVID-19.
[3]TNX-1300 (double-mutant cocaine esterase) was licensed from Columbia University.
[4]Acquired from Trigemina; license agreement with Stanford University; IND cleared for the prevention of migraine indication; Planned Binge Eating Disorder study is expected to be investigator initiated.
[5]A Phase 2 trial under an investigator-initiated IND has been completed in the U.S. using TNX-1900; Phase 2 for the prevention of migraine headache expected to start 4Q 2022
[6]A Phase 1 trial for formulation development was completed outside of the U.S; Phase 2 expected to start 1Q 2023
[7]Acquired from TRImaran Pharma; license agreement with Wayne State University

ADHD = attention-deficit hyperactivity disorder; FM = fibromyalgia; IND = investigational new drug; PASC = post-acute sequelae of COVID-19; PTSD = posttraumatic stress disorder.

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© 2022 Tonix Pharmaceuticals Holding Corp.

6 © 2022 Tonix Pharmaceuticals Holding Corp. RARE DISEASE & IMMUNOLOGY PORTFOLIOS Pipeline Rare Disease Portfolio TNX - 2900 1 Prader - Willi Syndrome FDA Orphan Drug Designation Preclinical CANDIDATE S * INDICATION STATUS / NEXT MILESTONE *All of Tonix’s product candidates are investigational new drugs or biologics and have not been approved for any indication. 1 Co - exclusive license agreement with French National Institute of Health and Medical Research ( Inserm ) CANDIDATES* INDICATION STATUS / NEXT MILESTONE TNX - 1500 1 Organ Transplant Rejection/ Autoimmune Conditions Phase 1, Targeted 1H 2023 Start TNX - 1700 2 Gastric and colorectal cancers Preclinical Pipeline Immunology and Immuno - Oncology portfolio *All of Tonix’s product candidates are investigational new drugs or biologics and have not been approved for any indication. 1 anti - CD40L humanized monoclonal antibody 2 Recombinant trefoil factor 2 (rTFF2) based protein; licensed from Columbia University

Pipeline
Infectious Disease Portfolio

CANDIDATES*	INDICATION	STATUS / NEXT MILESTONE
TNX-801[1]	Smallpox and monkeypox vaccine	Phase 1, Targeted 1H 2023 Start
TNX-1850[2]	COVID-19 Vaccine (horsepox-based live virus vaccine)	Preclinical
TNX-2300[3]	COVID-19 Vaccine	Preclinical
TNX-3600[4]	COVID-19 Therapeutic Platform (monoclonal antibodies)	Preclinical
TNX-3700[5]	COVID-19 Vaccine (zinc nanoparticle mRNA technology)	Preclinical

**All of Tonix's product candidates are investigational new drugs or biologics and have not been approved for any indication.*

[1]Live attenuated vaccine based on horsepox virus
[2]Live attenuated vaccine based on horsepox virus vector, expressed SARS-CoV-2 spike protein. TNX-1850 is based on the BA.2 variant spike protein.
[3]Live attenuated vaccine based on bovine parainfluenza (BPI) virus
[4]Fully human monoclonal antibody generated from COVID-19 convalescent patients
[5]COVID vaccine based on mRNA in zinc nanoparticle (ZNP) formulation with CD40L molecular trigger

INFECTIOUS DISEASE PORTFOLIO

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© 2022 Tonix Pharmaceuticals Holding Corp.

© 2022 Tonix Pharmaceuticals Holding Corp. CNS: KEY CANDIDATES

TNX-102 SL*: Fibromyalgia
Cyclobenzaprine Protectic® Sublingual tablets

CNS PORTFOLIO

PROFILE

A unique formulation of cyclobenzaprine designed to optimize delivery and absorption

Innovative and proprietary PROTECTIC® Rapid drug exposure following nighttime administration

- Lower daytime exposure
- Avoids first-pass metabolism
  - Reduces risk of pharmacological interference from major metabolite

Clinical trial program designed to examine treatment of core Fibromyalgia symptoms

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Fibromyalgia

Additional Indications: Long COVID, PTSD, Agitation in Alzheimer's, Alcohol Use Disorder

Status: One Positive Phase 3 study RELIEF Completed

Second Phase 3 study RALLY missed primary endpoint

Confirmatory Phase 3 study RESILIENT is currently enrolling

Next Steps: Interim analysis results expected 2Q 2023

*TNX-102 SL has not been approved for any indication.

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© 2022 Tonix Pharmaceuticals Holding Corp.

TNX-102 SL*: Long COVID (PASC)
Cyclobenzaprine Protectic® Sublingual Tablets

CNS PORTFOLIO

PROFILE

Long COVID or Post-acute Sequelae of COVID-19 (PASC[1])

- Symptoms can include fatigue, sleep disorders, pain, fevers, shortness of breath, cognitive impairment described as "brain fog", gastrointestinal symptoms, anxiety, and depression[2]
- Can persist for months and can range in severity from mild to incapacitating
- Occurs in 30% of recovered COVID-19 patients
- Typically associated with moderate or severe COVID-19, Long COVID can occur after mild COVID-19 or even after asymptomatic SARS-CoV-2 infection

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Long COVID (PASC)

Additional Indications: Fibromyalgia, PTSD, Agitation in Alzheimer's, Alcohol Use Disorder

Status: Phase 2 study PREVAIL is currently enrolling

Next Steps: Interim analysis results expected 1H 2023

*TNX-102 SL has not been approved for any indication.

[1]Feb. 24, 2021 - White House COVID-19 Response Team press briefing; Feb 25, 2021 - policy brief from the World Health Organization on long COVID
[2]Nalbandian, Ani, et al. "Post-acute COVID-19 syndrome." Nature Medicine (2021): 1-15.

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© 2022 Tonix Pharmaceuticals Holding Corp.

Role of Infections in Triggering Fibromyalgia or Chronic fatigue (CFS)-Like Illnesses

CNS PORTFOLIO

- Symptoms of Long COVID, like multi-site pain, fatigue and insomnia, are the hallmarks of chronic pain syndromes like fibromyalgia and myalgic encephalomyelitis/chronic fatigue syndrome (ME/CFS).
- In August 2022, the HHS released the *National Research Action Plan on Long COVID*[1] which endorses the connection between Long COVID and chronic fatigue syndrome.

Infection initiates an autoreactive process, which affects several functions, including brain and energy metabolism[2-7]

- Infections can trigger any of these conditions in approximately 10% of exposed individuals
- The initial location of the infection determines the subsequent pain syndrome
- Any type of infectious diarrhea will trigger irritable bowel syndrome (IBS) in 10% to 20% of those exposed



[1]Department of Health and Human Services, Office of the Assistant Secretary for Health. 2022. National Research Action Plan on Long COVID, 200 Independence Ave SW, Washington, DC 20201.
[2]Blomberg J, et al. Front Immunol. 2018;9:229. Published 2018 Feb 15.
[3]Warren JW, et al. Urology. 2008;71(6):1085-1090.
[4]Buskila D, et al. Autoimmun Rev. 2008;8(1):41-43.
[5]Hickie I, et al. BMJ. 2006;333(7568):575.
[6]Parry SD, et al. Am J Gastroenterol. 2003;98(9):1970-1975.
[7]Halvorson HA, et al. Am J Gastroenterol. 2006;101(8):1894-1942.

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TNX-102 SL: Long COVID
a.k.a Post-Acute Sequelae of SARS-CoV-2 Infection (PASC)

CNS PORTFOLIO

- Long COVID is a heterogeneous condition that displays elements of nociplastic pain in many individuals, who experience otherwise unexplained[1-2]:


Multisite pain
Memory issues
Fatigue
Sleep disturbances

- Symptoms (multi-site pain, fatigue, sleep disorders and cognitive dysfunction) overlap with the key symptoms of fibromyalgia
- The primary outcome measure for fibromyalgia-type Long COVID will be decrease in multi-site pain measured by a daily diary

[1]Bierle DM, et al. Central Sensitization Phenotypes in Post Acute Sequelae of SARS-CoV-2 Infection (PASC): Defining the Post COVID Syndrome. J Prim Care Community Health 2021;12:21501327211030826. doi: 10.1177/21501327211030826.
[2]Moghimi, N. et al. The Neurological Manifestations of Post-Acute Sequelae of SARS-CoV-2 infection Curr Neurol Neurosci Rep. 2021;21(9):44. doi: 10.1007/s11910-02101130-1.

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© 2022 Tonix Pharmaceuticals Holding Corp.

CNS PORTFOLIO

Prevalence of Long COVID
~30% of Recovered SARS-CoV-2 Patients after 6 Months

~50% of patients experience Long COVID symptoms[1,2]

~35% of patients experience Long COVID symptoms[1,2]

~30% of patients experience Long COVID symptoms

30 days

60-180 days

>180 days

Days post-COVID infection

Long COVID (PASC) is more prevalent among patients[1,2]:

- Requiring hospitalization (93% vs 23% for those not requiring hospitalization)
- With severe symptoms (2.25 times higher prevalence vs those with mild symptoms)

[1]Hirschtick JL, et al. *Clinical Infectious Diseases*. 2021;73(11):2055-2064.
[2]Taquet, M, et al. *PLOS Medicine*. 2021;18(9):e1003773.

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© 2022 Tonix Pharmaceuticals Holding Corp.

14 © 2022 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO 18.8% 34.0% 39.0% 50.1% 51.1% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Percent of Patients taking Opioids Rate of Opioid Use in Long COVID Patients Potential Health Concern • In only a few days some people can develop a physical dependence and addiction to opioids 1 - 2 • The USA Department of Labor estimates that 1 in 4 patients prescribed opioids long term will struggle with opioid addiction adding to the already growing opioid crisis 1 - 2 1 Shah, A, et al. MMWR Morb Mortal Wkly Rep. 2017;66:265 – 269. 2 U.S. Department of Labor Source: Harris, H, et al. Tonix data on file. 2022.; TriNetX Analytics Legend: Long COVID symptoms No multi - site pain Multi - site pain only Multi - site pain and fatigue Multi - site pain and insomnia Muti - site pain, fatigue, and insomnia

TNX 102 SL*: Posttraumatic Stress disorder (PTSD)
Cyclobenzaprine Protectic® Sublingual Tablets

CNS PORTFOLIO

PROFILE

PTSD is a serious chronic psychiatric illness

- Defined as maladaptive prolonged stress response which occurs after experiencing severely injurious traumatic event(s)

Affects approximately 12 million Americans adults[1,2]

Large unmet clinical need and limited effective therapies available

- Advances in pharmacological treatments beyond the currently approved SSRIs (e.g., Zoloft® (sertraline), Paxil® (paroxetine)) are needed[3]

DEVELOPMENT PROGRAM

Market Entry: PTSD

Additional Indications: Fibromyalgia, Long COVID, Agitation in Alzheimer's, Alcohol Use Disorder

Status: One Phase 2 study (AtEase) completed

Two Phase 3 studies (HONOR, RECOVERY) conducted

Next Steps: 4Q 2022 Initiate Phase 2 Trial in Kenya

Patents Issued

*TNX-102 SL has not been approved for any indication.

[1]Goldstein RB, et al. The epidemiology of DSM-5 posttraumatic stress disorder in the United States: results from the National Epidemiologic Survey on Alcohol and Related Conditions-III. Soc Psychiatry Psychiatr Epidemiol. 2016;51(8):1137-1148.
[2]Pietrzak RH, et al. Prevalence and Axis I comorbidity of full and partial posttraumatic stress disorder in the United States: results from Wave 2 of the National Epidemiologic Survey on Alcohol and Related Conditions. J Anxiety Disord. 2011;25(3):456-465

[3]Cain, C. K., et al. Targeting memory processes with drugs to prevent or cure PTSD. Expert Opin Investig Drugs. 2012; 21(9), 1323-1350

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© 2022 Tonix Pharmaceuticals Holding Corp.

TNX-1300*: Cocaine Intoxication
Cocaine Esterase (CocE)

CNS PORTFOLIO

PROFILE

Cocaine is the main cause for drug-related ED visits[1]

Cocaine use can cause irreversible structural damage to the heart and accelerate cardiovascular disease[2]

- In one survey of 94 long-term cocaine users, 71% had some form of cardiovascular disease[3]

CocE is a recombinant protein that degrades cocaine in the bloodstream

- Rapidly reverses physiologic effects of cocaine
- Drops plasma exposure by 90% in 2 minutes

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Cocaine Intoxication

Status: Mid-Phase 2

Next Steps: Initiate a new Phase 2 single-blind, placebo-controlled, randomized, potentially pivotal study in 1Q 2023, pending FDA agreement.

FDA Breakthrough Therapy Designation

Awarded Cooperative Agreement Grant from National Institute on Drug Abuse (NIDA)

[1]Havakuk O et al. *J Am Coll Cardiol.* 2017;70:101-113.
[2]Phillips K et al. *Am J Cardiovasc Drugs.* 2009;9:177-196.
[3]Maceira AM et al. *J Cardiovasc Magn Reson.* 2014;16:26.

ED = emergency department.

*TNX-1300 has not been approved for any indication.

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TNX-601 ER*: Depression
Tianeptine Hemioxalate Extended-Release Tablets

CNS PORTFOLIO

PROFILE

A novel, oral, extended-release once-daily tablet

Mechanistically different from traditional monoaminergic treatments for depression

Indirectly modulates the glutamatergic system

- No direct binding to NMDA, AMPA, or kainate receptors

Treatment effect of tianeptine in depression is well-established

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Major Depressive Disorder

Additional Indications: PTSD, Neurocognitive Disorder From Corticosteroids

Status: Phase 2 ready

Next Steps: 1Q 2023 Initiate Phase 2 Trial

*TNX-601 ER has not been approved for any indication.

AMPA=α-amino-3-hydroxy-5-methyl-4-isoxazolepropionic acid; MAOI=monoamine oxidase inhibitors; NMDA=N-methyl-D-aspartate.

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© 2022 Tonix Pharmaceuticals Holding Corp.

TNX-1900*: Migraine
Intranasal Potentiated Oxytocin (OT) with Magnesium

CNS PORTFOLIO

PROFILE

Intranasal OT has potential utility in treating migraine[1]

- Intranasal OT reaches the trigeminal ganglion
- Preclinical evidence of OT blocking CGRP release and suppressing pain
- Association of low OT levels during and preceding migraine episodes
- Novel non-CGRP antagonist approach to treatment

Magnesium is known to potentiate the binding of OT to its receptor[2,3]

One billion individuals worldwide suffer from migraines

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Chronic Migraine

Additional Indications: Acute Migraine, Craniofacial Pain, Insulin Resistance, Binge Eating Disorder

Status: Phase 2 ready[4]

Next Steps: 4Q 2022 Initiate Phase 2 Trial and Investigator Initiated Phase 2 Trial in Binge Eating Disorder

*TNX-1900 has not been approved for any indication.
CGRP = calcitonin gene-related peptide.

[1]Tzabazis A, et al. Oxytocin and Migraine Headache. Headache. 2017 May;57 Suppl 2:64-75. doi: 10.1111/head.13082. PMID: 28485846.
[2]Antoni FA, Chadio SE. Essential role of magnesium in oxytocin-receptor affinity and ligand specificity. Biochem J. 1989 Jan 15;257(2):611-4. doi: 10.1042/bj2570611. PMID: 2539090; PMCID: PMC1135623.
[3]Meyerowitz, J.G., *et al.* The oxytocin signaling complex reveals a molecular switch for cation dependence. *Nat Struct Mol Biol* (2022). (https://doi.org/10.1038/s41594-022-00728-4)
[4]A Phase 2 trial under an investigator-initiated IND has been completed in the U.S. using TNX-1900

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© 2022 Tonix Pharmaceuticals Holding Corp.

19 © 2022 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 1900 for Migraine Magnesium (Mg 2+ ) is at the Core of Oxytocin Binding 1 1 Adapted from Meyerowitz, J.G., Robertson, M.J., Barros - Álvarez, X. et al. The oxytocin signaling complex reveals a molecular switch for cation dependence. Nat Struct Mol Biol 29, 274 – 281 (2022). https://doi.org/10.1038/s41594 - 022 - 00728 - 4 R34 E42 D100 Tyr 2 Pro 7 Oxytocin receptor Oxytocin TNX - 1900 contains magnesium: Recent structural studies show magnesium is at the core of oxytocin binding to oxytocin receptor 1

20 © 2022 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Bharadwaj VN, et al. Pharmaceutics . 2022;14(5):1105. in vivo effect of Mg 2+ ion addition with intranasal oxytocin - induced craniofacial analgesia on the withdrawal response time to noxious heat stimulation of the cheek of pre - inflamed rat Vehicle 0.5 1 4 8 32 0 5 10 15 20 Oxytocin only Oxytocin with 300 mM Mg 2+ * * * * Oxytocin dose (µg) Withdrawal latency (seconds) C Fiber Response * P <0.05 TNX - 1900 for Migraine Addition of Mg2+ Augments Oxytocin - Induced Analgesia in Animal Model

© 2022 Tonix Pharmaceuticals Holding Corp. RARE DISEASE: KEY CANDIDATES

22 © 2022 Tonix Pharmaceuticals Holding Corp. RARE DISEASE PORTFOLIO Patents Issued PROFILE DEVELOPMENT PROGRAM TNX - 2900*: Prader - Willi Syndrome Intranasal Potentiated Oxytocin (OT) with Magnesium Prader - Willi Syndrome is the most common genetic cause of life - threatening childhood obesity • Rare disease occurring in 1 in 10 ,000 to 1 in 30,000 births Symptoms include lack of suckling as infants, poor muscle strength, and constant hunger (hyperphagia) • In animal models, OT has improved suckling and suppressed hunger ‒ Tonix’s patented potentiated OT formulation is believed to increase specificity for OT receptors relative to off - target vasopressin receptors Market Entry: Prader - Willi Syndrome Additional Indications: Rare Hyperphagia Conditions Status: Preclinical, granted orphan drug designation by FDA Next Steps: pre - IND Meeting to seek agreement on development plans *TNX - 2900 is in the pre - IND stage of development and has not been approved for any indication.

© 2022 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY: KEY CANDIDATES

TNX-1500*: Prevention of Allograft Rejection
Next Generation α-CD40 Ligand (CD40L) Antibody

IMMUNOLOGY PORTFOLIO

THE CD40-CD40L pathway is a pivotal immune system modulator and a well-established and promising treatment target

First Generation: Development halted due to thromboembolic (TE) complications—blood clots—traced to Fc gamma receptor (FcγR)

Second Generation: Eliminated the FcγR TE complication but *potency and half life was reduced, limiting utility*

Third Generation (TNX-1500): Re-engineered to better modulate the binding of FcγR while preserving FcRn function

- Expected to deliver efficacy without compromising safety

Status: Preclinical; collaborations ongoing with Mass General Hospital on heart and kidney transplantation in non-human primates

Next Steps: 1H 2023 Initiate Phase 1 Study

Patents Filed

SELECTIVELY MODIFIED anti-CD40LAB



Ruplizumab full Fab
FcγR-modulated Fc region
Mutated FcγR-binding region
FcRn-binding region

Contains the full ruplizumab Fab and the engineered Fc region that modulates FcγR-binding, while preserving FcRn function.

*TNX-1500 is in the pre-IND stage of development and has not been approved for any indication.

[1]Camilleri B, et al. *Exp Clin Transplant.* 2016;14(5):471-483.

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© 2022 Tonix Pharmaceuticals Holding Corp.

IMMUNOLOGY PORTFOLIO

Third-Generation α-CD40L
Engineered to Decrease Risk of Thrombosis

First-generation anti-CD40L mAbs



Ruplizumab

Constant fragment (Fc) domain interacted with FcγRIIA (CD32A), which suggested a mechanism for the increased risk of thrombosis.[1,2]

Second-generation anti-CD40L mAbs



Aglycosyl Ruplizumab | *Dapirolizumab* | *Letolizumab*

Second-generation anti-CD40L mAbs exhibited dramatically reduced binding to FcγRIIA[3-5] but had other issues, including decreased efficacy.[6-8]

Third-generation anti-CD40L mAbs*



TNX-1500

TNX-1500 is engineered to target CD40L therapeutically while reducing FcγRIIA binding and thereby lowering the potential for thrombosis.[1-8]

*Sanofi's SAR441344 and Eledon's tegoprubart (f.k.a., AT-1501) also are F_c-modified

[1]Inwald DP, et al. *Circ Res.* 2003;92(9):1041-1048.
[2]Robles-Carrillo L, et al. *J Immunol.* 2010;185(3):1577-1583.
[3]Shock A, et al. *Arthritis Res Ther.* 2015;17(1):234.
[4]Xie JH, et al. *J Immunol.* 2014;192(9):4083-4092.
[5]Ferrant JL, et al. *Int Immunol.* 2004;16(11):1583-1594.
[6]ClinicalTrials.gov identifier: NCT02273960. Updated July 16, 2019. Accessed June 1, 2021. https://clinicaltrials.gov/ct2/show/results/NCT02273960?view=results
[7]Walters J, *Biocentury*; October 26, (2018). https://www.biocentury.com/article/298908/biogen-ucb-report-phase-iib-miss-for-lupus-candidate-dapirolizumab
[8]Company data.

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Development and Regulatory Strategy

IMMUNOLOGY PORTFOLIO

- **1st Indication – Kidney allotransplantation (human to human)**
  - Replacement for nephrotoxic CNI's (calcineurin inhibitors, *e.g.* Prograf® (tacrolimus)[1], Neoral® (cyclosporin)[2]
  - Similar development path to the successful development of BMS's Nulojix® (belatacept)[3], CTLA-4/Ig biologic
  - Clinical development may combine with Nulojix or Rapamune® (rapamycin/sirolimus)[4]

- **2nd Indication – Heart or kidney xenotransplant (pig to human)**
  - CD40L:CD40 blockade considered essential
  - The engineered pig organ is also considered a biologic

- **3rd Indication –Lou Gehrig's Disease, or ALS[5]**
  - Animal models show strong activity; competitor Eledon (ELDN) is pursuing ALS as primary indication

- **4th Indication (and beyond) – Autoimmune disease (e.g., Systemic Lupus Erythematosus, Rheumatoid Arthritis, Progressive Systemic Sclerosis)**
  - These indications require large studies; SLE and RA would represent very large target markets

[1]http://www.accessdata.fda.gov/drugsatfda_docs/label/2009/050708s027,050709s021lbl.pdf
[2]http://www.novartis.us/sites/www.novartis.us/files/neoral.pdf
[3]https://packageinserts.bms.com/pi/pi_nulojix.pdf
[4]https://labeling.pfizer.com/showlabeling.aspx?id=139
[5]Amyotrophic Lateral Sclerosis

© 2022 Tonix Pharmaceuticals Holding Corp.

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TNX-1700*: Gastric and Colorectal cancers
Stabilized Recombinant Trefoil Factor 2 (rTFF2)

IMMUNOLOGY PORTFOLIO

POTENTIAL NEW CANCER TREATMENT

- TNX-1700 (rTFF2) has effects on cancer by altering the tumor micro-environment
- Mechanism of action: suppresses myeloid-derived suppressor cells and activates anti-cancer CD8+ T cells
- Potential synergy with anti-PD-1 or anti-PD-L1 monoclonal antibodies (mAbs)

PRECLINICAL EVIDENCE FOR INHIBITING GROWTH OF CANCER CELLS

- Data showed that TFF2-CTP augmented the efficacy of mAb anti-PD-1 therapy. Anti-PD-1 in combination with TFF2-CTP showed greater anti-tumor activity in PD-L1-overexpressing mice.

LICENSED FROM COLUMBIA UNIVERSITY

- Developing in partnership under sponsored research agreement

Patents Filed

DEVELOPMENT PROGRAM

Market Entry: Gastric and colorectal cancers

Status: Preclinical

Next Steps: Animal studies ongoing

*TNX-1700 is in the pre-IND stage of development and has not been approved for any indication.

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© 2022 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE: KEY CANDIDATES

29 © 2022 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE PORTFOLIO Patents Filed TNX - 801: Monkeypox and Smallpox Vaccine Live Virus Platform Development Program APPLICATION OF LIVE VIRUS PLATFORM • TNX - 801 is a cloned version of horsepox 1 (without any insert) purified from cell culture • In addition to being a potential addition to the U.S. Strategic National Stockpile, TNX - 801serves as the basis for the RPV/horsepox platform ANIMAL TESTING OF TNX - 801 WITH SOUTHERN RESEARCH INSTITUTE • Non - human primate monkeypox challenge testing: positive data reported in 1Q 2020 2 DEVELOPED IN COLLABORATION WITH UNIVERSITY OF ALBERTA • Proprietary synthetic biology approach and vector system DEVELOPMENT PROGRAM Market Entry: Monkeypox and Smallpox Vaccine Status: Preclinical, Pre - IND Next Steps: Developing GMP manufacturing for TNX - 801; initiate Phase 1 Trial, 1H 2023 in Kenya *TNX - 801 is in the pre - IND stage of development and has not been approved for any indication. 1 Noyce RS, et al. Construction of an infectious horsepox virus vaccine from chemically synthesized DNA fragments. PLoS One. 2018 Jan 19;13(1):e0188453. 2 Noyce, RS, et al. Synthetic Chimeric Horsepox Virus ( scHPXV ) Vaccination Protects Macaques from Monkeypox* Presented as a poster at the American Society of Microbiology BioThreats Conference - January 29, 2020, Arlington, VA . (https://content.equisolve.net/tonixpharma/media/10929ac27f4fb5f5204f5cf41d59a121.pdf)

30 © 2022 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE PORTFOLIO Live Virus Vaccine Platform: Recombinant Pox Vaccine (RPV) Technology for Emerging Infectious Diseases and Oncolytics Monkeypox and Smallpox Future Pandemics & New Infectious Diseases COVID - 19 Biodefense Using Proven Science To Address Challenging Disease States, We Have Created A Programmable Technology Platform Aimed At Combating Future Threats To Public Health Vaccinia Horsepox ANTIGEN CODING Oncology RPV VECTOR BELIEVED SIMILAR TO EDWARD JENNER’S VACCINE 1 - 3 1 Shrick, L. N Engl J Med 2017; 377:1491 - 1492. DOI: 10.1056/NEJMc1707600 2 Esparza, J. Vaccine. 2020 Jun 19; 38(30): 4773 – 4779. doi : 10.1016/j.vaccine.2020.05.037 3 Brinkmann, A. Genome Biol. 2020; 21: 286. doi : 10.1186/s13059 - 020 - 02202 - 0

Spectrum of Pox-Virus Replicative Capacity
Horsepox Has Lower Replicative Capacity in Human Cells

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"Sweet Spot"
• Intermediate replicative capacity
• Elicits robust immunological responses to transgenes
Tolerability
Replicative Capacity
Horsepox[1] (RPV) Balances Replicative Capacity and Tolerability in Animals: Preserves live-virus stimulation of immunity
~1 death per million
~10 deaths per million
MVA[2] , ALVAC/Canarypox[3]
Dryvax[4]
Lister[5]

MVA = Modified Vaccinia virus Ankara

[1]Tonix Pharmaceuticals. June 1, 2022. Accessed Sept 30, 2022. ir.tonixpharma.com/news-events/press-releases/detail/1318/tonix-pharmaceuticals-announces-issuance-of-u-s-patent-for

[2]Volz A, et al. *Adv Virus Res.* 2017;97:187-243.

[3]Kim, JH, et al, Annual Review of Medicine 2015, 66: 423-437.

[4]Belongia EA, et al. *Clin Med Res.* 2003;1(2):87-92.

[5]Kretzschmar M, et al. *PLoS Med.* 2006;3(8):e272.

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Vaccinia and Horsepox Induce a Skin Reaction Called a "Take"
Described by Dr. Edward Jenner

INFECTIOUS DISEASE PORTFOLIO


Vaccine
5 mm

Intradermal vaccination[1]



Take[2]

- **Biomarker of protection**
  - Smallpox was eradicated using this marker
  - Revaccination indicated for recipients without "take"
- **Measure of T cell immunity**
  - No need for blood draws or complex laboratory studies
  - No other functional T cell assay is approved or in clinical use for vaccination

*Example of major cutaneous reaction, or "take," resulting from a replication-competent live-virus vaccine with intradermal delivery, indicating successful vaccination[1,2]

[1]Fulginiti VA, et al. *Clin Infect Dis.* 2003;37(2):241-250.
[2]Centers for Disease Control and Prevention. Accessed April 15, 2020. https://phil.cdc.gov/Details.aspx?pid=3276

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TNX-1850*: COVID-19 Vaccine
Live Virus Platform Development Program

INFECTIOUS DISEASE PORTFOLIO

APPLICATION OF LIVE VIRUS PLATFORM

- First version TNX-1800 encodes spike protein from SARS-CoV-2, Wuhan strain
- Planned new version TNX-1850 encode spike protein from SARS-CoV-2 BA.2 strain[1]

ANIMAL TESTING OF TNX-1800 WITH SOUTHERN RESEARCH INSTITUTE

- Non-human primate immune response: positive results reported in 4Q 2020
- Non-human primate CoV-2 challenge testing: positive data reported in 1Q 2021

DEVELOPED IN COLLABORATION WITH UNIVERSITY OF ALBERTA

- Proprietary synthetic biology approach and vector system

Patents Filed

DEVELOPMENT PROGRAM

Market Entry: COVID-19 Vaccine

Additional Indications: Future Pandemic, Infectious Disease, Smallpox, Cancer

Status: Preclinical

Next Steps: Developing TNX-1850 (BA.2) version

*TNX-1850 is in the pre-IND stage of development and has not been approved for any indication.

[1]Brennan, Z. *Endpoints* March 2, 2022 (https://endpts.com/weaker-omicron-variant-is-great-news-for-the-world-but-bad-news-for-covid-related-clinical-trials/)

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© 2022 Tonix Pharmaceuticals Holding Corp.

34 © 2022 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE PORTFOLIO Live Virus Platform: What Makes TNX - 1850 Different from mRNA Vaccines CRITERIA mRNA VACCINES TNX - 1850 Number of shots Two One Duration 6 months Years / decades Boosters Recommended Likely not required Protection from variants Decreased Expected Forward transmission Unknown for variants Likely prevents Biomarker None Yes – “Take” Manufacturing Complex Conventional Glass - sparing packaging No Yes Shipping and storage Cold chain Standard refrigeration Protection from smallpox No Yes * Characterizations of TNX - 1850 shown in table represent expectations.

TNX-2300*: COVID-19 Vaccine
Live Virus Vaccine Based on Bovine Parainfluenza (BPI) Virus

INFECTIOUS DISEASE PORTFOLIO

LIVE VIRUS VACCINE[1-5]

- Previously has been shown to be an effective antigen delivery vector in humans, notably well tolerated in infants and children
- Vector is well suited for mucosal immunization using a nasal atomizer, but it can also be delivered parenterally

ANIMAL TESTING OF TNX-2300 ONGOING

- Non-human primate immune response: positive results reported in 4Q 2020
- Non-human primate CoV-2 challenge testing: positive data reported in 1Q 2021

DEVELOPED IN COLLABORATION WITH KANSAS STATE UNIVERSITY (KSU)

- Uses a novel live attenuated vaccine vector platform, BPI, and the CD40-ligand to stimulate T cell immunity

Patents Filed

DEVELOPMENT PROGRAM

Market Entry: COVID-19 Vaccine

Additional Indications: Future Pandemic, Infectious Diseases

Status: Preclinical

Next Steps: Animal studies with KSU to test the effect of co-expression of the CD40-ligand, also known as CD154 or 5c8 antigen, to stimulate T cell immunity.

*TNX-2300 is in the pre-IND stage of development and has not been approved for any indication.

[1]Halle, AA *et al. J Gen. Virology* (2003) 84:2153–2162; [2]Halle, AA *et al. J Virology* (2000) 74 (24): 11626–11635; [3]Karron RA *et al. J Inf Dis* (1995) 171: 1107-14; [4]Karron RA *et al. Vaccine* (2012) 30: 3975– 3981; [5]Schmidt AC *et al. J Virology* (2001) 75(10): 4594–4603

© 2022 Tonix Pharmaceuticals Holding Corp.

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TNX-3600*: COVID-19 Therapeutics
Fully Human Monoclonal Antibody Platform

INFECTIOUS DISEASE PORTFOLIO

PROFILE

Collaboration with Columbia University

Human monoclonal antibodies (mAbs) generated from COVID-19 convalescent patients

Potential monotherapies
- Plan to seek indication similar to current EUA therapeutic mAbs for treating individuals with mild-to-moderate COVID-19 who are at high risk for progression to severe disease

Potential combination therapy with other antibodies
- Combination therapies for other anti-CoV-2 monoclonal antibodies are believed to have reduced the emergence of drug resistant viral strains

Given the unpredictable trajectory of the SARS-CoV-2 virus and new variants[1], we seek to contribute to a broad set of monoclonal antibodies from a variety of patients, that can be scaled up quickly and potentially combined with other monoclonal antibodies.

DEVELOPMENT PROGRAM

Market Entry: COVID-19 Therapeutic

Additional Indications: Symptomatic COVID in patients with risk factors for poor outcome

Status: Preclinical

Next Steps: Study inhibition of SARS CoV-2 variants in tissue culture

*TNX-3600 is in the pre-IND stage of development and has not been approved for any indication.

[1]Waltz, E. Nature. "Does the World Need an Omicron Vaccine?" 28 Jan 2022 https://www.nature.com/articles/d41586-022-00199-z

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37 © 2022 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE PORTFOLIO Patents Filed PROFILE DEVELOPMENT PROGRAM TNX - 3700*: COVID - 19 Vaccine Zinc Nanoparticle (ZNP) Formulation for mRNA Vaccines Collaboration with Kansas State University ZNP technology is a potential replacement for the Lipid Nanoparticle (LNP) technology of current mRNA vaccines Potential improved stability • Plan to seek initial indications as booster, similar to the current EUA and FDA approved mRNA vaccines • Improved stability would facilitate shipping and storage Addresses limitations in current mRNA vaccines which require ultra - cold storage and shipping • Stability issues limit use in less developed countries Market Entry: Booster for COVID - 19 Vaccines Additional Indications: COVID - 19 vaccine for naïve individuals Status: Preclinical Next Steps: Research at K - State on CoV - 2 spike based vaccine in tissue culture and animals *TNX - 3700 is in the pre - IND stage of development and has not been approved for any indication.

INFECTIOUS DISEASE PORTFOLIO

Live Virus RPV Platform
Internal Development & Manufacturing Capabilities

Infectious Disease R&D Center (RDC) – Frederick, MD
- Function: Accelerated development of vaccines and antiviral drugs against COVID-19, its variants and other infectious diseases
- Description: ~48,000 square feet, BSL-2 with some areas designated BSL-3
- Status: Operational



Advanced Development Center (ADC) – North Dartmouth, MA
- Function: Development and clinical scale manufacturing of live-virus vaccines
- Description: ~45,000 square feet, BSL-2
- Status: Partially operational as of 2Q 2022


TONIX
TONIX

Commercial Manufacturing Center (CMC) – Hamilton, MT
- Function: Phase 3 and Commercial scale manufacturing of live-virus vaccines
- Description: ~44 acre green field site, planned BSL-2
- Status: Planning for site enabling work in 2022



Architectural Rendering

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© 2022 Tonix Pharmaceuticals Holding Corp.

INFECTIOUS DISEASE PORTFOLIO

American Pandemic Preparedness Plan (AP3)

- **"Platforms" – Foundation of Pandemic Response**
  - Key element of AP3 from White House Office of Science and Technology Policy or OSTP[1,2]
    - 100 days to human trials
    - Technologies that do not require sterile injection

- **TNX-801/TNX-1850 (live virus RPV) platform addresses OSTP requirements[1,2]**
  - Our goal is to be able to test new live virus vaccines against novel pathogens within the 100 days of obtaining sequence
    - RDC is equipped to make new vaccines
    - ADC will be equipped to make clinical trial material
    - CMC is planned to make commercial scale material

[1] Sept 3, 2021 (https://www.whitehouse.gov/wp-content/uploads/2021/09/American-Pandemic-Preparedness-Transforming-Our-Capabilities-Final-For-Web.pdf)
[2] Sept 3, 2021 (https://www.whitehouse.gov/briefing-room/statements-releases/2021/09/03/fact-sheet-biden-administration-to-transform-capabilities-for-pandemic-preparedness/)

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© 2022 Tonix Pharmaceuticals Holding Corp.

© 2022 Tonix Pharmaceuticals Holding Corp. FUTURE OUTLOOK

41 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 1300: COCAINE INTOXICATION TNX - 1700: GASTRIC AND COLORECTAL CANCERS TNX - 3600: MONOCLONAL ANTIBODIES FOR COVID - 19 TREATMENT Key Development Partners TNX - 1500: ALLOGRAFT REJECTION TNX - 1900: MIGRAINE & OTHER INDICATIONS TNX - 801: SMALLPOX AND MONKEYPOX VACCINE TNX - 1850: COVID - 19 VACCINE TNX - 2900: PRADER - WILLI SYNDROME TNX - 3700 : COVID - 19 VACCINE (ZINC NANOPARTICLE mRNA TECHNOLOGY ) TNX - 2300 : BOVINE PARAINFLUEZNA VIRUS

42 © 2022 Tonix Pharmaceuticals Holding Corp. Milestones: Recently Completed and Upcoming* Expected Clinical Trial Initiations □ 4 th Quarter 2022 Phase 2 study start of TNX - 102 SL for the treatment of PTSD in Kenya □ 4 th Quarter 2022 Phase 2 study start of TNX - 1900 for the treatment of migraine □ 1 st Quarter 2023 Phase 2 study start of TNX - 1300 for the treatment of cocaine intoxication □ 1 st Quarter 2023 Phase 2 study start of TNX - 601 ER for the treatment of major depressive disorder □ 1 st Half 2023 Phase 1 study start of TNX - 1500 for prevention of allograft rejection □ 1 st Half 2023 Phase 1 study start of TNX - 801 for prevention of monkeypox and smallpox in Kenya * We cannot predict whether the global COVID - 19 pandemic will impact the timing of these milestones. □ 1 st Quarter 2022 Topline data from Phase 3 RALLY study of TNX - 102 SL for the management of fibromyalgia □ 2 nd Quarter 2022 Phase 3 RESILIENT study start of TNX - 102 SL for the management of fibromyalgia □ 3rd Quarter 2022 Phase 2 PREVAIL study start of TNX - 102 SL for the treatment of Long COVID x x x Expected Data □ 2 nd Quarter 2023 Interim analysis results of Phase 3 RESILIENT study of TNX - 102 SL in fibromyalgia □ 1 st Half 2023 Interim analysis results of Phase 2 PREVAIL study of TNX - 102 SL in Long COVID

43 © 2022 Tonix Pharmaceuticals Holding Corp. Management Team Seth Lederman, MD Co - Founder, CEO & Chairman Jessica Morris Chief Operating Officer Gregory Sullivan, MD Chief Medical Officer Bradley Saenger, CPA Chief Financial Officer

© 2022 Tonix Pharmaceuticals Holding Corp. THANK YOU